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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2003

                              RAIT INVESTMENT TRUST

             (Exact name of registrant as specified in its charter)



     Maryland                       1-14760                    23-2919819
------------------             -----------------          --------------------
(State or Other                  (Commission               (I.R.S. Employer
 Jurisdiction                    File Number)             Identification No.)
of Organization)

             1818 Walnut Street, 28th Floor, Philadelphia, PA 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 861-7900


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On January 24, 2003, RAIT Investment Trust issued a press release regarding its earnings for the fourth quarter of fiscal 2002 and for fiscal 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

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
Exhibit Number            Description of Document
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     99                        Press Release
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RAIT INVESTMENT TRUST

                                       By:  /s/  Ellen J. DiStefano
                                            -------------------------------
                                            Ellen J. DiStefano
                                            Chief Financial Officer

Date: January 24, 2003


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                                  EXHIBIT INDEX

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
Exhibit Number            Description of Document
--------------            -----------------------
     99                        Press Release